SALOMON BROTHERS VARIABLE SERIES FUNDS INC

On behalf of its Series,

Salomon Brothers Variable High Yield Bond Fund

Salomon Brothers Variable Total Return Fund

Salomon Brothers Variable Strategic Bond Fund

Supplement Dated March 17, 2006 to

Prospectuses dated April 29, 2005

The following information supplements and supersedes any contrary information contained in the Prospectuses under the caption “Management”:

Effective March 17, 2006, Salomon Brothers Asset Management Inc (the “manager”), the fund’s investment manager, has appointed the following individuals to assume the day-to-day portfolio management responsibilities for Salomon Brothers Variable Series Funds Inc — Salomon Brothers Variable High Yield Bond Fund: S. Kenneth Leech, Stephen A. Walsh, Michael Buchanan, Timothy J. Settel and Ian R. Edmonds.

Effective March 17, 2006, the manager has appointed the following individuals to assume the day-to-day portfolio management responsibilities for Salomon Brothers Variable Series Funds Inc — Salomon Brothers Variable Total Return Fund: S. Kenneth Leech, Stephen A. Walsh, Mark Lindbloom, Carl Eichstaedt and Frederick Marki.

Effective March 17, 2006, the manager has appointed the following individuals to assume the day-to-day portfolio management responsibilities for Salomon Brothers Variable Series Funds Inc — Salomon Brothers Variable Strategic Bond Fund: S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan and Keith J. Gardner.

Each of the new portfolio managers is a portfolio manager of Western Asset Management Company (“Western Asset”), which, like the manager, is a subsidiary of Legg Mason, Inc.

Each fund will be managed by a team of portfolio managers, sector specialists and other investment professionals. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Mr. Leech, Mr. Walsh, Mr. Eichstaedt, Mr. Gardner, Mr. Settel and Mr. Edmonds have been employed by Western Asset for more than five years.

Prior to joining Western Asset in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003.

Mr. Lindbloom joined Western Asset in 2006. Prior to this, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup Inc. or its predecessor companies since 1986.

Mr. Marki joined Western Asset in 2006. Prior to this, Mr. Marki was a director of Citigroup Asset Management and investment officer of the manager. He has 21 years of industry experience with the last 13 of those years with Citigroup Inc. and its predecessor companies.

SAM #0858